[Logo of UBS Global Asset Management]

UBS Select Tax-Free Institutional Fund
Supplement to the Prospectus
Dated August 28, 2007

May 30, 2008

Dear Investor:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is extending the voluntary fee waiver that was scheduled to expire on May 31, 2008.

The last note to the "Expenses and fee tables" on page 15 of the prospectus is replaced with the following:

****

UBS Global AM has voluntarily agreed to waive its entire fee for advisory and administration services provided to Tax-Free Master Fund (approximately 0.10%) through June 30, 2008. The fund will continue to bear an administrative fee at the feeder fund level. As a result, the ordinary total annual fund operating expenses will be 0.08% through June 30, 2008.

ZS341

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG

[Logo of UBS Global Asset Management]

UBS Select Tax-Free Preferred Fund
Supplement to the Prospectus
Dated August 28, 2007

May 30, 2008

Dear Investor:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is extending the voluntary fee waiver that was scheduled to expire on May 31, 2008.

The last note to the "Expenses and fee tables" on page 15 of the prospectus is replaced with the following:

††

UBS Global AM has voluntarily agreed to waive its entire fee for advisory and administration services provided to Tax-Free Master Fund (approximately 0.10%) through June 30, 2008. The fund will continue to bear an administrative fee at the feeder fund level. As a result, the ordinary total annual fund operating expenses will be 0.04% through June 30, 2008.

ZS342

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG